ALLIANZ Index Advantage® New York Variable ANNUITY CONTRACT issued on or after January 1, 2023
Issued by Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our)

Updating Summary Prospectus
THE CONTRACT IS NO LONGER OFFERED FOR SALE TO NEW INVESTORS. We continue to administer the in force Contracts.
This Summary Prospectus summarizes key features of an individual flexible purchase payment index-linked and variable deferred annuity contract (Contract). The Contract is a complex investment and involves risks. You may lose money, including your principal investment and previously credited earnings.
The Statutory Prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find this Statutory Prospectus and other information about the Contract online at https://www.allianzlife.com/new-york/annuities/prospectuses. You can also obtain this information at no cost by calling (800) 624-0197 or by sending an email request to prospectus.request@allianzlife.com.
Each available Index Option offers a certain level of protection against Index losses used in the calculation of Performance Credits through a Buffer.
●
We currently offer Index Options with Buffers ranging from 10% to 30%. If there is poor Index performance, you could lose up to 70% to 90% of your investment in an Index Option after taking into account the Buffer protection. Cumulative losses over the life of the Contract could be greater.
●
The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option.
●
If we offer a new Index Option with a Buffer in the future, the Buffer will be no lower than 5%.
Each available Index Option also has an upside feature, either a Cap and/or Participation Rate, used in the calculation of Performance Credits.
●
We may limit the amount you can earn on an Index Option based on the Cap or Participation Rate, as applicable.
●
The lowest Cap and Participation Rate that we may establish if we add a new Index Option to the Contract are 3% and 100%, respectively.
With prior written notice we may make certain Index Options temporarily unavailable on or after the sixth Index Anniversary if we are unable to support the minimum Cap due to yield on investments or the availability or cost of hedging. A list of currently available Index Options, including information on which can be made temporarily unavailable, can be found in the Overview of the Contract section of this prospectus.
This Contract is not a short-term investment and is not appropriate if you need ready access to cash. Withdrawals could result in withdrawal charges, negative Daily Adjustments, taxes, and tax penalties. The maximum potential loss from a negative Daily Adjustment is -99%.
All obligations and guarantees under the Contract, including Performance Credits, are the obligations of Allianz Life of New York and are subject to our claims-paying ability and financial strength.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.
Additional information about certain investment products, including index-linked and variable annuities, has been prepared by the SEC’s staff and is available at https://www.investor.gov.
Dated: May 1, 2026

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Appendix A – Investment Options Available Under the Contract	12
Variable Options	12
Index Options	12

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
NOTE: Cross references in this Updating Summary Prospectus are to the sections of the Statutory Prospectus where you can find more detailed information.
Accumulation Phase – the first phase of your Contract before you request Annuity Payments. The Accumulation Phase begins on the Issue Date.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Buffer – for each Index Option, this is the negative Index Return that we absorb over the duration of a Term (which can be either one, three, or six years) before applying a negative Performance Credit. We do not apply the Buffer annually on a 3-year or 6-year Term Index Option. The Index Protection NY Strategy Buffers are 30%, and Index Performance Strategy Buffers are either 10% or 20%. Buffers do not change.
Cap – for any Index Option, this is the upper limit on positive Index performance after application of any Participation Rate over the duration of a Term (which can be either one, three, or six years) and the maximum potential Performance Credit for an Index Option. We do not apply the Cap annually on a 3-year or 6-year Term Index Option. On each Term Start Date, we set a Cap for each available Index Option. The Caps applicable to your Contract are shown on the Index Options Statement.
Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus. The Contract may also be referred to as a registered index-linked annuity, or “RILA”.
Contract Value – the current value of the Purchase Payments you invest. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. Variable Account Value fluctuates each Business Day that money is held in the Variable Options. Index Option Value is increased or decreased on each Term End Date to reflect Performance Credits, which can be negative. A negative Performance Credit means that you can lose principal and previous earnings. The Index Option Values also reflect the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. All withdrawals you take reduce Contract Value dollar for dollar, even Penalty-Free Withdrawals, and financial adviser fees that you choose to have us pay from this Contract. Contract Value is also reduced dollar for dollar for deductions we make for Contract fees and expenses. However, Contract Value does not reflect future fees and expenses we would apply on surrender. The cash surrender value reflects all Contract fees and expenses we would apply on surrender (including any withdrawal charge), as well as any applicable Daily Adjustment.
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Daily Adjustment – how we calculate Index Option Values on days other than the Term Start Date or Term End Date as discussed in section 7, Expenses and Adjustments – Daily Adjustment; and Appendix C. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date.
Financial Professional – the person who advises you regarding the Contract.
Fund(s) –the underlying fund in which a Variable Option invests.
Guaranteed Death Benefit Value – the guaranteed value that is available to your Beneficiary(ies) on the first death of any Determining Life during the Accumulation Phase. The Guaranteed Death Benefit Value is total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge). All withdrawals you take reduce the Guaranteed Death Benefit Value, even Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees and expenses.
Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities price return Indexes available to you under your Contract as described in Appendix B.
Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Index Effective Date – the first day we allocate assets to an Index Option. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. You selected the Index Effective Date when you purchased the Contract.
Index Option(s) – the index-linked investments available to you under the Contract. Each Index Option is the combination of an Index, a Crediting Method, a Term length, and a Buffer amount.
Index Option Base – an amount we use to calculate Performance Credits and the Daily Adjustment. The Index Option Base is initially equal to the amounts you allocate to an Index Option. We reduce the Index Option Base proportionately for withdrawals you take and any financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge), and deductions we make for Contract fees and expenses. We increase/decrease it by the dollar amount of additional Purchase Payments allocated to the Index Option, transfers into or out of the Index Option, and any Performance Credits.
Index Option Value – on any Business Day, it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Performance Credits from previous Term End Dates and reflects proportional reductions for previous partial withdrawals you take and any financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge), and previous deductions we made for Contract fees and expenses. On each Business Day, other than the Term Start Date or Term End Date, the Index Option Values also include an increase/decrease from the Daily Adjustment.
Index Performance Strategy – one of the Crediting Methods described in section 4, Index Options. This Crediting Method offers 1-year, 3-year, and 6-year Terms. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to any applicable Participation Rate, Cap, and a 10% or 20% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.
Index Protection NY Strategy – one of the Crediting Methods described in section 4, Index Options. The Index Protection NY Strategy calculates Performance Credits based on Index Returns subject to a Cap and 30% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. Restrictions on the availability of the Index Protection NY Strategy are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix D – Material Contract Variations by Issue Date.
Index Return – the percentage change in Index Value from the Term Start Date to the Term End Date, which we use to determine the Performance Credits. The Index Return is the Index Value on the Term End Date, minus the Index Value on the Term Start Date, divided by the Index Value on the Term Start Date. This method of calculation is also referred to as “point-to-point”.
Investment Options – the Index Options and Variable Options available under the Contract. In your Contract, Investment Options are called "Allocation Options".
Issue Date – the date we issued the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Non-Qualified Contract – a Contract that is not a Qualified Contract.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Participation Rate – a percentage that is multiplied by any positive Index Return over the course of a Term in calculating the Performance Credit on the Term End Date. Participation Rates are used with the Index Performance Strategy and there is one Participation Rate per Index Option. The Participation Rate is only available on the Index Performance Strategy 3-year and 6-year Terms. The Participation Rate is not available on Index Performance Strategy 1-year Terms. Index Options with a Participation Rate may allow you to receive more than the Index Return if the Index Return is positive, but the Participation Rate cannot boost Index Returns beyond any declared Cap. We do not apply the Participation Rate if the Index Return is zero or negative. We do not apply the Participation Rate annually. This method of calculation is also referred to as “enhanced upside”. We set Participation Rates on each Term Start Date. The Participation Rates applicable to your Contract are shown on the Index Options Statement.
Performance Credit – the return you receive on a Term End Date from the Index Option(s). We base Performance Credits on Index Values and Index Returns after application of any Participation Rate up to the Cap if returns are positive, or after application of the Buffer if returns are negative. Performance Credits can be negative. If Performance Credits are negative, you can lose principal and previous earnings.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Performance Lock – a feature that allows you to capture the current Index Option Value during the Term. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract that qualifies for special tax treatment under sections of the Internal Revenue Code (Code).
Term – the period of time, from the Term Start Date to the Term End Date, in which we measure Index Return to determine Performance Credits.
Term End Date – the day on which a Term ends and we apply Performance Credits. A Term End Date may only occur on an Index Anniversary. If a Term End Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Term Start Date – the day on which a Term begins, and we set the Caps and Participation Rates for an Index Option. A Term Start Date may only occur on the Index Effective Date or an Index Anniversary. If a Term Start Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in section 11.
Variable Option(s) – the subaccounts of the Separate Account and the variable investment options available under the Contract. Each Variable Option invests exclusively in the shares of its corresponding underlying Fund.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Updated Information About Your Contract
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Statutory Prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.
There have been no material changes to your Contract’s features since the date of your most recent Statutory Prospectus.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS			Prospectus Location
Are There Charges or Adjustments for Early Withdrawals?
Yes, your Contract is subject to charges for early withdrawals. If you withdraw money from the Contract within six years of your last Purchase Payment, you will be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn, declining to 0% over that time period. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a withdrawal charge of up to $8,000. This loss will be greater if there is a negative Daily Adjustment, income taxes, or tax penalties.

In addition, if you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract) from an Index Option on a date other than the
Term End Date, a Daily Adjustment will apply to the Index Option Value available for withdrawal. The Daily Adjustment also applies if before the Term End Date you execute a
Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct
Contract fees and expenses. The Daily Adjustment may be positive, negative, or equal to zero. A negative Daily Adjustment will result in a loss, and could result in a loss beyond the protection of the 10%, 20%, or 30% Buffer, as applicable. The maximum potential loss from a negative Daily Adjustment is -99%. For example, if you allocate $100,000 to a 1-year
Term Index Option with 10% Buffer and later withdraw the entire amount before the Term has ended, you could lose up to $99,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, income taxes, and tax penalties.
				Fee Tables 7. Expenses and Adjustments Appendix C – Daily Adjustment
Are There Transaction Charges?
Yes. In addition to withdrawal charges and Daily Adjustments that may apply to withdrawals and other transactions from the Index Options, we will also charge you a fee of $25 per transfer after you exceed 12 transfers between Variable Options in a Contract Year.
				Fee Tables 7. Expenses and Adjustments
Are There Ongoing Fees and Expenses?
Yes, there are ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any financial adviser fees paid to a Financial Professional from your Contract
Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.

There is an implicit ongoing fee on Index Options to the extent that your participation in Index gains is limited by us through a Cap. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

				Fee Tables 1. The Contract – Financial Adviser Fees 7. Expenses and Adjustments Appendix A – Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.26%	1.26%
	Investment Options(2) (Fund fees and expenses)	0.66%	0.73%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	Not Applicable	Not Applicable
	(1) As a percentage of the Variable Option’s average net assets, plus an amount attributable to the contract maintenance charge.
	(2) As a percentage of a Fund's average daily net assets.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

	FEES, EXPENSES, AND ADJUSTMENTS		Prospectus Location

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add a withdrawal charge and a negative Daily Adjustment that substantially increase costs.

	Lowest Annual Cost: $1,762	Highest Annual Cost: $1,820

Assumes:
●Investment of $100,000
●Least expensive Variable Option fees and
expenses
●5% annual appreciation
●No additional Purchase Payments,
transfers, or withdrawals
●No financial adviser fees
●No Daily Adjustment

Assumes:
●Investment of $100,000
●Most expensive Variable Option fees and
expenses
●5% annual appreciation
●No additional Purchase Payments,
transfers, or withdrawals
●No financial adviser fees
●No Daily Adjustment

RISKS
Is There a Risk of Loss from Poor Performance?
Yes, you can lose money by investing in the Contract, including loss of principal and previous earnings.

The maximum amount of loss that you could experience from negative Index Return, after taking into account the current limits on Index loss provided under the
Contract, is: -90% with a 10% Buffer; -80% with a 20% Buffer; and -70% with a 30%
Buffer.

The limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option.
Principal Risks of Investing In the Contract 4. Index Options 6. Valuing Your Contract – Calculating Performance Credits
Is This a Short-Term Investment?
• No, this Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• Considering the benefits of tax deferral and long-term income, the Contract is generally more beneficial to investors with a long investment time horizon.
• Withdrawals are subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2.
• If, within six years after we receive a Purchase Payment, you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this
Contract), withdrawal charges will apply. A withdrawal charge will reduce your Contract
Value or the amount of money that you actually receive. Withdrawals may reduce or end
Contract guarantees.
• Amounts invested in an Index Option must be held in the Index Option for the full Term before they can receive a Performance Credit. We apply a Daily Adjustment if, before the
Term End Date, you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract), you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees and expenses.
• The Daily Adjustment may be negative. You will lose money if the Daily Adjustment is negative.
• Withdrawals and other deductions from an Index Option prior to a Term End Date will result in a proportionate reduction to your Index Option Base. The proportionate reduction could be greater than the amount withdrawn or deducted. Reductions to your Index
Option Base will result in lower Index Option Values for the remainder of the Term and lower gains (if any) on the Term End Date.
• On the Term End Date, you can transfer assets invested in an Index Option by submitting transfer instructions. If you do not submit transfer instructions, you will continue to be invested in the same Index Option with a new Term Start Date. The new Term will be subject to the applicable renewal Cap, and/or Participation Rate.
Principal Risks of Investing In the Contract 4. Index Options 6. Valuing Your Contract 7. Expenses and Adjustments Appendix C – Daily Adjustment

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

	RISKS	Prospectus Location
What are the Risks Associated with the Investment Options?
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Options and the Index Options available under the Contract.
• Each Variable Option and Index Option have their own unique risks.
• You should review each Fund’s prospectus and disclosures, including risk factors, before making an investment decision.
• Caps will limit positive Performance Credits (e.g., limited upside). This may result in earning less than the Index Return.
– For example, if at the end of a 1-year Term, the Index Return is 25% and the Cap is
15%, we apply a Performance Credit of 15%, meaning your Contract Value allocated to that Index Option will increase by 15% since the Term Start Date.
• The Buffer will limit negative Performance Credits (e.g., limited protection in the case of
Index decline). However, you bear the risk for all Index losses that exceed the
Buffer.
– For example, if at the end of a Term, the Index Return is -25% and the Buffer is 10%,
we apply a Performance Credit of -15%, meaning your Contract Value allocated to that
Index Option will decrease by 15% since the Term Start Date.
• The Indexes are price return indexes, not total return indexes. This means that the Index
Options do not receive any dividends payable on these securities. The Index Options also do not directly participate in the returns of the Indexes or the Indexes' component securities. This will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.
Principal Risks of Investing In the Contract
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. All obligations, guarantees or benefits of the Contract, including those relating to the Index Options, are the obligations of Allianz Life of New York and are subject to our claims-paying ability and financial strength. More information about Allianz Life of New York, including our financial strength ratings, is available upon request by visiting
https://www.allianzlife.com/new-york/about/why-allianz-life-of-ny, or contacting us at (800)
624-0197.
Principal Risks of Investing In the Contract

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

	RESTRICTIONS	Prospectus Location
Are There Restrictions on the Investment Options?
Yes, there are limits on the Investment Options.
• We can add new Index Options to your Contract in the future.
• The first 12 transfers between Variable Options every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. Your transfers between the
Variable Options are also subject to policies designed to deter excessively frequent transfers and market timing.
• We do not accept additional Purchase Payments during the Annuity Phase.
• We only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries as discussed in section 3, Purchase Payments –
Allocation of Purchase Payments and Contract Value Transfers.
• You can typically transfer Index Option Value only on Term End Dates. However, you can transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date by executing a Performance Lock as discussed in section 6, Valuing Your Contract –
Performance Locks.
• We do not allow assets to move into an established Index Option until the Term End Date.
If you request to allocate a Purchase Payment into an established Index Option on an
Index Anniversary that is not a Term End Date, we will allocate those assets to the same
Index Option with a new Term Start Date.
• With prior written notice we may make the Index Protection NY Strategy Index Options and Index Performance Strategy 3-year Term with 20% Buffer Index Options temporarily unavailable for a year or more on Term Start Dates occurring on or after the sixth Index
Anniversary if we are unable to support the minimum Cap on that Index Option. However, we cannot make the Index Performance Strategy 1-year Term, 3-year Term with 10%
Buffer, or 6-year Term Index Options temporarily unavailable. (For more information on an
Index Option’s temporary unavailability, please see Overview of the Contract – What are the Phases of the Contract?) Once we make an Index Option temporarily unavailable, it may continue to be unavailable so long as we are unable to support its minimum Cap due to yield on investments or the availability or cost of hedging. We cannot make an Index
Option temporarily unavailable for any other reason other than being unable to support its minimum Cap. We also cannot make an Index Option permanently unavailable, remove it from the Contract after issue, or make an Index Option to which you are currently allocated temporarily unavailable during its Term. A temporarily unavailable Index Option will become available once we can support its minimum Cap. Although we cannot eliminate an Index Option from your Contract, we reserve the right to substitute Indexes either on a Term Start Date or during a Term.
• We reserve the right to close or substitute the Fund in which a Variable Option invests.
• We can also decline a Purchase Payment if it does not meet the requirements set out in section 3, Purchase Payments – Purchase Payment Requirements.
• Caps and Participation Rates will change from one Term to the next subject to their contractual minimum guarantees.
• The 10%, 20%, and 30% Buffers for the currently available Index Options do not change.
However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. For a new
Index Option, the minimum Buffer is 5%.

Overview of the
Contract

Principal Risks of
Investing In the
Contract

3. Purchase
Payments –
Allocation of
Purchase
Payments and
Contract Value
Transfers

4. Index Options

5. The Variable
Options'
Underlying Funds

6. Valuing Your
Contract

Appendix A –
Investment
Options Available
Under the
Contract

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

	RESTRICTIONS	Prospectus Location
Are There Any Restrictions on Contract Benefits?
Yes, there are restrictions on Contract benefits.
• We do not allow Performance Locks to occur on Term End Dates.
• We reserve the right to discontinue or modify the Minimum Distribution Program and
Financial Adviser Fees program.
• The deduction of financial adviser fees is in addition to this Contract's fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees may be subject to a Daily Adjustment (that could be negative), are subject to withdrawal charges, will reduce the Contract Value dollar for dollar and Guaranteed Death Benefit Value proportionately (perhaps significantly and by more than the amount withdrawn).
• The Traditional Death Benefit is only available during the Accumulation Phase. Upon annuitization, this benefit will end.
• The Traditional Death Benefit may not be modified, but it will terminate if you take withdrawals that reduce both the Contract Value and Guaranteed Death Benefit Value to
zero. Withdrawals may reduce the Traditional Death Benefit’s Guaranteed Death Benefit
Value by more than the value withdrawn and could end the Traditional Death Benefit.
6. Valuing Your Contract - Performance Locks 10. Benefits Available Under the Contract 11. Death Benefit
TAXES
What are the Contract’s Tax Implications?
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan, as an individual retirement annuity, or through a custodial individual retirement account, you do not get any additional tax benefit under the Contract.
• Generally, earnings under a Non-Qualified Contract are taxed at ordinary income rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
• Generally, distributions from Qualified Contracts are taxed at ordinary income tax rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
12. Taxes
CONFLICTS OF INTEREST
How are Investment Professionals Compensated?
Your Financial Professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with
Contract sales. This conflict of interest may influence your Financial Professional to recommend this Contract over another investment for which the Financial Professional is not compensated or compensated less.
7. Expenses and Adjustments – Commissions Paid to Dealers
Should I Exchange my Contract?
Whether to exchange your existing Contract for a new contract is a decision that each investor should make based on their personal circumstances and financial objectives.
However, in making this decision you should be aware that some Financial Professionals may have a financial incentive to offer you a new contract in place of one you already own.
You should only exchange your Contract if you determine, after comparing the features, risks, and fees of both contracts, including any fees or penalties to terminate your existing
Contract, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
13. Other Information – Distribution

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026

Appendix A – Investment Options Available Under the Contract
Variable Options
The following includes information about the Funds available under the Contract. More information about the Funds is available in the Funds’ prospectuses, which may be amended from time to time and can be found online at https://www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The Funds’ past performance is not necessarily an indication of future performance.
Investment Objectives	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 Year	5 Years	10 Years
Current income consistent with stability of principal	AZL® Government Money Market Fund(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	0.65%	3.70%	2.62%	1.57%
Long-term capital appreciation with preservation of capital as an important consideration	AZL® MVP Balanced Index Strategy Fund(2) Adviser: Allianz Investment Management LLC	0.73%	10.70%	4.85%	5.95%
Long-term capital appreciation	AZL® MVP Growth Index Strategy Fund(2) Adviser: Allianz Investment Management LLC	0.69%	11.80%	7.67%	7.78%
(1)
The AZL® Government Money Market Fund’s annual expenses reflect a temporary fee reduction. Please see the AZL® Government Money Market Fund’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.
(2)
This Fund is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). For more information see Principal Risk of Investing in the Contract – Managed Volatility Variable Option Risk, or refer to the Fund’s prospectus.
Index Options
The following is a list of Index Options currently available under the Contract. We may change certain features of the Index Options listed below (including the Index and the current limits on Index gains) and offer new Index Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.allianzlife.com/indexratesnyafter2022.
Note: If amounts are removed from an Index Option before the Term End Date, we will apply a Daily Adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if such amounts were not removed from the Index Option until the Term End Date.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026
Appendix A

For more information about the Index Options’ features, see section 4, Index Options, and section 6, Valuing Your Contract. For more information about Daily Adjustment, see section 7, Expenses and Adjustments – Daily Adjustment.
Index	Index Type	Crediting Period (Term Length)	Index Crediting Methodology	Current Limit on Index Loss (if held until Term End Date)	Minimum Limit on Index Gain (for the life of the Index Option)
Index Protection NY Strategy
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	30% Buffer	3% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
Index Performance Strategy
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	10% Buffer	5% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
S&P 500® Index(1)	U.S. large-cap equities	3-year Term	Point-to-point with Cap and enhanced upside	• 10% Buffer • 20% Buffer	• 12% minimum Cap(2) for 20% Buffer • 15% minimum Cap(2) for 10% Buffer • 100% minimum Participation Rate
Russell 2000® Index(1)	U.S. small-cap equities
S&P 500® Index(1)	U.S. large-cap equities	6-year Term	Point-to-point with Cap and enhanced upside	• 10% Buffer	• 30% minimum Cap(2) for 10% Buffer • 100% minimum Participation Rate
Russell 2000® Index(1)	U.S. small-cap equities
(1)
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. For the EURO STOXX 50®, this Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment.
(2)
May be uncapped for a Term.
The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option.
If we offer a new Index Option with a Buffer in the future, the Buffer will be no lower than 5%. The lowest Cap and Participation Rate that we may establish if we add a new Index Option to the Contract are 3% and 100%, respectively.
EDGAR Contract ID No.: C000248320/C000261688
INY-003-USP

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2026
Appendix A